EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

and CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Consorteum Holdings, Inc. (the “Company”) on Form 10-K for the periods ending June 30, 2015, June 30, 2016 and June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig A. Fielding, President and Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig A. Fielding

Craig A. Fielding, President and Chief Executive Officer and Chief Financial Officer

November 7, 2017